Exhibit 10.1

FORM OF PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is entered into as of February 14, 2008 (the “Effective Date”), by and among New York Mortgage Trust, Inc., a Maryland corporation (the “Company”), and the purchasers listed on the Schedule of Purchasers attached hereto as Schedule A (each, a “Purchaser” and, collectively, the “Purchasers”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

A.   In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Purchasers have agreed to purchase, in a transaction that is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), that number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth opposite their respective names on the Schedule of Purchasers attached hereto as Schedule A and, in the aggregate, up to 15,000,000 shares of Common Stock (the “Shares”). JMP Securities LLC has acted as placement agent (the “Placement Agent”) with respect to the sale of the Shares.

B.   Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement” and, together with this Agreement, the “Operative Agreements”), pursuant to which the Company has agreed to provide the Purchasers with the benefit of certain registration rights under the Securities Act, subject to the Closing (as defined in Section 1.2 below), on the terms and subject to the conditions set forth therein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

SECTION 1. Sale and Purchase of the Shares.

1.1  Purchase and Sale of the Shares. At the Closing the Company shall issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, severally and not jointly, upon the terms and subject to the conditions hereinafter set forth, the number of Shares set forth opposite the Purchaser’s name on the Schedule of Purchasers attached hereto as Schedule A at a purchase price of Four Dollars ($4.00) per share.

1.2  The Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of O’Melveny & Myers LLP, 275 Battery Street, Suite 2600, San Francisco, California 94111, as soon as practicable on the date agreed upon by the Company and the Placement Agent, but in no event later than three (3) business days following the execution of this Agreement, or on such later date or at such different location as the Company and the Placement Agent shall agree upon in writing, but in any event not prior to the date that the conditions for Closing set forth in Sections 5 and 6 of this Agreement shall have been satisfied or waived by the appropriate party (the “Closing Date”). The Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchasers shall be notified by facsimile transmission or otherwise.

1.3  Form of Payment; Delivery of the Shares. At the Closing, (i) each Purchaser shall pay the Company the amount opposite such Purchaser’s name on the Schedule of Purchasers attached hereto as Schedule A for the Shares to be issued and sold to such Purchaser, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions attached hereto on Schedule B, and (ii) the Company shall deliver to each Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing at least two (2) days before Closing, representing in the aggregate the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers attached hereto as Schedule A and bearing the legends referred to in Section 3.9 of this Agreement. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. Each party’s obligations to complete the purchase and sale of the Shares at the Closing shall be subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 of this Agreement.

1.4  Independent Nature of Purchasers’ Obligations and Rights. The rights and obligations of each Purchaser under any Operative Agreement are several and not joint with the rights and obligations of the other Purchasers. A Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchasers under any Operative Agreement. Except as otherwise set forth in Section 6 of this Agreement, a Purchaser shall not have the right to terminate or fail to perform its obligations under any Operative Agreement solely because another Purchaser terminates or fails to perform its obligations under an Operative Agreement. Nothing contained herein or in any Operative Agreement, and no action taken by any Purchaser pursuant thereto shall constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Operative Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Operative Agreements, and it shall not be necessary for the other Purchasers to be joined as additional parties in any proceeding for such purpose.

SECTION 2. Company’s Representations and Warranties. The Company represents and warrants to, and covenants with, each Purchaser as follows as of the Effective Date and the Closing Date:

2.1  Confidential Private Placement Memorandum. The Company has prepared the confidential private placement memorandum dated February 14, 2008 (the “Private Placement Memorandum”), setting forth information concerning the Company and the Common Stock. As used in this Agreement, “Private Placement Memorandum” means the Private Placement Memorandum as amended or supplemented and including all documents incorporated by reference therein, including any SEC Filings (as defined below). To the knowledge of the Company, copies of the Private Placement Memorandum and the documents listed in clauses (a) through (d) below have been delivered to the Purchasers pursuant to the terms of this Agreement. The Private Placement Memorandum (excluding the draft form of this Agreement and the draft form of the Registration Rights Agreement), as of its date, and each of the following documents, as of the respective date it was filed with the Commission (as defined below) (together with any information included in the Current Report on Form 8-K of the Company furnished, but not filed with, the Commission on January 25, 2008 that is not expressly incorporated by reference in the Private Placement Memorandum), do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading:

(a)  the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (including certain information incorporated by reference therein from the Company’s definitive Proxy Statement on Schedule 14A for the Company’s 2007 Annual Meeting of Stockholders) (the “2006 10-K”);

(b)  the Company’s Quarterly Reports on Forms 10-Q for its fiscal quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (collectively, the “2007 10-Q”);

(c) the Company’s Current Reports on Forms 8-K filed with the Commission on February 14, 2007, March 14, 2007, July 3, 2007 (with respect to Item 8.01 only), September 6, 2007, September 12, 2007, October 1, 2007, October 4, 2007, December 3, 2007 (with respect to our filing under Items 1.01 and 5.02 on Form 8-K) and January 25, 2008 (with respect to our filing under Items 1.01, 3.02, 5.02, 5.03, 7.01 and 9.01 of Form 8-K) (collectively, the “8-K”);

(d)  all other documents, if any, filed by the Company with the Commission since December 31, 2006 and prior to the Closing Date (together with the 2006 10-K, 2007 10-Q and 8-K, the “SEC Filings”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

The Private Placement Memorandum does not contain any information that, immediately after the Company files the Current Report on Form 8-K in accordance with Section 4.2 of this Agreement, would constitute material non-public information.

2.2  Exchange Act Filings. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the Company is subject to the reporting requirements of the Exchange Act and has filed in the time and manner required all documents that the Company was required to file under the Exchange Act. The Company has not received notification that the Commission is contemplating terminating registration. The SEC Filings, when they were filed with the Securities and Exchange Commission (the “Commission”), conformed in all material respects to the applicable requirements of the Exchange Act and the rules and regulation of the Commission promulgated thereunder applicable to the SEC Filings. The Company covenants that its Annual Report on Form 10-K for the year ended December 31, 2007 will be timely filed on or before March 17, 2008.

2.3  Financial Statements. The financial statements, including the notes thereto, included in the SEC Filings present fairly and accurately in all material respects the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as applied in the United States and on a consistent basis throughout the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the SEC Filings and the amounts under Part II, Item 6 of the 2006 10-K present the information shown therein fairly and accurately in all material respects and have been compiled on a basis consistent with the financial statements included in the SEC Filings.

2.4  Organization and Qualification. Each of the Company and its Subsidiaries (as defined below), other than New York Mortgage Trust 2006-1 (which is a validly existing common law trust fund formed pursuant to applicable law, validly existing and in compliance with all applicable contractual and legal requirements), has been duly incorporated or formed and is validly existing as a corporation, limited liability company or trust, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, with full power and authority to own its properties and conduct its business as presently conducted and described in the Private Placement Memorandum. Each of the Company and each Subsidiary, other than New York Mortgage Trust 2006-1, is duly qualified to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (i) the business, prospects, properties, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby or in the other Operative Agreements or (iii) the authority or the ability of the Company to perform its obligations under the Operative Agreements (a “Material Adverse Effect”). Complete and correct copies of the Articles of Amendment and Restatement of the Company as amended (the “Charter”) and bylaws of the Company as in effect on the Effective Date have been filed by the Company with the Commission.

2.5  Subsidiaries of the Company. The Company does not own or control, directly or indirectly, any Subsidiary other than the “Subsidiaries” listed on Schedule C hereto. For the purposes of this Agreement, the term “Subsidiary” shall mean any: (a) firm, corporation, partnership, limited liability company, trust or other entity (a “Person”) of which the Company owns (i) at least 10% of the outstanding voting capital stock (or other outstanding voting shares of beneficial interest), or (ii) at least a majority of the partnership, membership, joint venture or similar interests; (b) partnership in which the Company is a general partner; or (c) limited liability company in which the Company is the manager or the managing member. Except as disclosed in the SEC Filings, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens. Except for short-term investments, the Company does not own any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity except as set forth in the SEC Filings or the Private Placement Memorandum.

2.6  Authorized Capital Stock. The authorized capital stock of the Company consists of 400,000,000 shares of Common Stock and 200,000,000 shares of Preferred Stock (“Preferred Stock”), including 2,000,000 shares of Series A Cumulative Redeemable Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”). As of the Effective Date, 3,640,209 shares of Common Stock were issued and outstanding and 1,000,000 shares of Series A Preferred Stock were issued and outstanding; the issued and outstanding shares of Series A Preferred Stock and Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as disclosed in the SEC Filings or in the Private Placement Memorandum and, except for options issued pursuant to the Company’s 2005 Stock Incentive Plan and 2004 Stock Incentive Plan, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, or any obligation to repurchase, redeem or otherwise acquire any outstanding security of the Company. Except as set forth in the Charter, the issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Private Placement Memorandum accurately and fairly presents all material information with respect to such plans, arrangements, options and rights. With respect to each Subsidiary, (i) all the issued and outstanding shares, if any, of each Subsidiary’s capital stock have been duly and validly authorized and issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, any of the Subsidiary’s capital stock or any such options, rights, convertible securities or obligations, or any obligation to repurchase, redeem or otherwise acquire any outstanding security of such Subsidiary. Except as disclosed in the SEC Filings or the Private Placement Memorandum, there are no stockholder agreements, voting agreements or similar agreements or arrangements with respect to the Common Stock or Preferred Stock to which the Company is a party, or, to the knowledge of the Company, between or among any of the Company’s stockholders.

2.7  Issuance, Sale and Delivery of the Shares. The Shares have been duly and validly authorized by the Company and, when issued, delivered and paid for in the manner set forth in this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions, mortgages, claims and encumbrances (other than restrictions on transfer under state and/or federal securities laws and under the Charter), and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and any applicable requirements of the organizational documents of the Company. No preemptive rights or other rights to subscribe for or purchase the Company’s capital stock exist by operation of law, under the organizational documents of the Company or under any agreement to which the Company or its Subsidiaries is a party or otherwise with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by the Company pursuant to the Registration Rights Agreement (the “Registration Statement”)) to require the Company to register the sale of any shares or other securities owned by such security holder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company is required for the issuance and sale of the Shares by the Company, or the filing of the Registration Statement by the Company, as contemplated herein.

2.8  Due Execution, Delivery and Performance. The Company has the corporate power and authority to enter into the Operative Agreements and to perform the transactions contemplated hereby and thereby. Each of the Operative Agreements has been duly authorized, executed and delivered by the Company, and assuming the valid execution thereof by each Purchaser, the Operative Agreements shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as agreements by the Company to indemnify others may be violative of public policy and, thus, unenforceable.

2.9  No Conflicts. The execution, delivery and performance of the Operative Agreements, the issuance and sale of the Shares to be purchased by the Purchasers under this Agreement and the consummation of the other transactions contemplated by the Operative Agreements do not and will not (i) conflict with or constitute a violation of, or default (with the passage of time or the delivery of notice) under, (A) any bond, debenture, note or other evidence of indebtedness, or any agreement, lease, franchise, license, permit, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or their property is bound, where such conflict, violation or default might reasonably be expected to have a Material Adverse Effect, or (B) any law, administrative regulation, ordinance or judgment, order or decree of any court or governmental agency, arbitration panel or authority binding upon the Company or any of its Subsidiaries or any of their property, where such conflict, violation or default would reasonably be expected to have a Material Adverse Effect, (ii) violate the Charter or bylaws of the Company or the organizational documents of any of its Subsidiaries, or (iii) result in the creation or imposition of any lien, encumbrance, claim, security interest or charge upon any property or asset of the Company or any of its Subsidiaries.

2.10   No Government Approvals. No authorization, approval, consent or order of or registration or filing with any governmental or regulatory authority, commission, board, body or agency is required for the execution, delivery and performance of the Operative Agreements or the consummation of the transactions contemplated in the Operative Agreements or the issuance, sale and deliver of the Shares, except (i) as may be required under the Securities Act in connection with the registration of the Shares pursuant to the Registration Rights Agreement, (ii) the filing of a Current Report on Form 8-K pursuant to Section 4.2 of this Agreement, (iii) as may be required after the Closing under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares, (iv) as may be required in connection with the approval of any listing application(s) for the Shares on the NASDAQ Stock Market, and (v) for any such other approvals as have been obtained.

2.11    No Material Change. Subsequent to the respective dates as of which information is given in the SEC Filings, (i) neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations (whether direct or indirect or contingent or otherwise), or entered into any oral or written agreement or other transaction which might reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity (whether or not insured), (iii) neither the Company nor any of its Subsidiaries has paid or declared any dividends or other distributions with respect to their capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations, (iv) there has not been (A) any change in the capital stock of the Company or any of its Subsidiaries other than (1) the sale of the Shares hereunder, and (2) shares or options issued pursuant to the Company’s 2005 Stock Incentive Plan and 2004 Stock Incentive Plan, or (B) any increase in indebtedness material to the Company or any of its Subsidiaries (other than in the ordinary course of business), (v) each of the Company and its Subsidiaries has conducted its business only in the ordinary course of business in accordance with past practice, and (vi) there has not been a Material Adverse Effect.

2.12   No Actions. Except as disclosed in the SEC Filings, there are no legal or governmental actions, suits, proceedings, inquiries or investigations pending and, to the knowledge of the Company, there are none threatened against or affecting the Company or any of its Subsidiaries or any of their respective officers or directors or any property, assets or rights of the Company or any of its Subsidiaries, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company, there is no existing or threatened labor disturbance by the employees of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body, which would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters.

2.13    Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

2.14    No Other Offering Materials. The Company has not distributed and will not distribute prior to the filing of the Registration Statement (which shall not be prior to the Closing Date) any offering material in connection with the offering and sale of the Shares other than the documents described in Section 2.1 hereof. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company that would require that the offer, issuance or sale of the Shares, as contemplated by this Agreement, be registered pursuant to the provisions of Section 5 of the Securities Act.

2.15    Intellectual Property. Except as disclosed in the SEC Filings or the Private Placement Memorandum, (i) the Company and its Subsidiaries owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s and its Subsidiaries’ businesses as described in the Private Placement Memorandum and as currently conducted (collectively, the “Intellectual Property”); and, (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or any of its Subsidiaries that would preclude the Company or any of its Subsidiaries from conducting its business as currently conducted, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or any of its Subsidiaries; (b) to the knowledge of the Company, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or any of its Subsidiaries; (c) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or any of its Subsidiaries, other than claims that would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or any of its Subsidiaries, other than actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect. All material license agreements pursuant to which (i) the Company and its Subsidiaries is granted rights in Intellectual Property, or (ii) the Company or any of its Subsidiaries has granted rights to others in Intellectual Property owned or licensed by the Company or any of its Subsidiaries, are in full force and effect, except as would not reasonably be expected to have a Material Adverse Effect and there is no material default by the Company or any of its Subsidiaries or, to the knowledge of the Company, any other party thereto, except as would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, neither the Company nor any of its Subsidiaries has made and is not making unauthorized use of any confidential information or trade secrets of any person. The Company believes it and each of its Subsidiaries is conducting itself in a commercially reasonable manner to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

2.16    Compliance. The Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations, orders, decrees and judgments applicable to them (collectively, the “Applicable Laws”), including, without limitation, all applicable local, state and federal environmental laws and regulations and the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley Act”), and the rules and regulations of the Financial Industry Regulatory Authority (the “FINRA”); except where failure to be so in compliance would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of purported or actual non-compliance with Applicable Laws nor, except to the extent it would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, any notice of any material, actual or proposed changes in the existing Applicable Laws. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

2.17    Registration Statement Eligibility. The Company has not been notified by the Commission that it will not meet the requirements for use of Form S-3 for registration of the resale of all of the Shares in a single registration. The Company has no knowledge of any facts or circumstances (including, without limitation, any circumstances that may delay or prevent the obtaining of accountant’s consents) that would reasonably be expected to prohibit or delay the preparation or initial filing of the Registration Statement on Form S-3 (except to the extent that any public float requirement would be applicable) that will be available for the resale of the Shares by each of the Purchasers.

2.18    No Defaults. Neither the Company nor any of its Subsidiaries is in violation of any material provision of its Charter or bylaws or any other organizational documents, as applicable. Except as to defaults, violations and breaches which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it is or any of its properties are, bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default, as defined in such documents, on the part of the Company or any of its Subsidiaries, except such defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

2.19    Contracts. All material agreements to which the Company and its Subsidiaries is a party and which are required to have been filed by the Company pursuant to the Securities Act or the Exchange Act have been filed by the Company with the Commission pursuant to the requirements of the Securities Act or the Exchange Act, as applicable. Except for such agreements that have expired or terminated in accordance with their terms prior to the date hereof, each such agreement is in full force and effect and is binding on the Company and/or its Subsidiaries, as applicable, and, to the knowledge of the Company, is binding upon such other parties, in each case in accordance with its terms, and neither the Company, any of its Subsidiaries nor, to the knowledge of the Company, any other party thereto, is in breach of or default under any such agreement, which breach or default would reasonably be expected to have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, has received any written notice regarding the termination of any such agreements.

2.20    Nasdaq Stock Market Listing. The Company has applied to list its common stock on the Nasdaq Stock Market. The Company shall use its commercially reasonable best efforts to have the Shares listed on the Nasdaq Stock Market on or before the first date that the Registration Statement is declared effective by the Commission.

2.21    Foreign Corrupt Practices, etc. Neither the Company, any of its Subsidiaries, their employees nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly, (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any of its Subsidiaries or made by any person acting on its behalf and of which the Company is aware in violation of law, or (iv) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

2.22    Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.23    OFAC. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.24    Accountants and Lawyers. The firm of Deloitte & Touche LLP, which has expressed its opinion with respect to the financial statements included in the 2006 10-K and the consolidated financial statements to be included or incorporated by reference in the Registration Statement and the prospectus which forms a part thereof, is and was, during the periods covered by their reports, an independent registered public accounting firm with respect to the Company as required by the Exchange Act, the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

2.25    Properties. Each of the Company and its Subsidiaries has good and marketable title to all properties and assets reflected as owned by it in the financial statements included in the 2006 10-K and in the Private Placement Memorandum and that it otherwise purports to own, and such properties and assets are not subject to any lien, mortgage, pledge, or security interest except (i) those, if any, securing debt reflected in the financial statements included in the SEC Filings, or (ii) those which are not material in amount or do not adversely affect the use made and intended to be made of such property by the Company or its Subsidiaries. Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Filings, each of the Company and its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

2.26    Environmental Compliance. Neither the Company nor any of its Subsidiaries is in violation in any material respect, or has received notice of any material violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of its Subsidiaries; neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time, or both, would give rise to a material claim against the Company or any of its Subsidiaries under or pursuant to any Environmental Law with respect to any properties currently or previously owned, leased or operated by the Company or any of its Subsidiaries, or the assets of the Company or any of its Subsidiaries, or arising out of the conduct of the business of the Company or any of its Subsidiaries; the Company and its Subsidiaries have received all material permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and each of the Company and its Subsidiaries is in compliance in all material respects with all terms and conditions of any such permit, license or approval applicable to it; for purposes of this Agreement, the term “Environmental Law” shall mean any federal, state or local environmental law, statute, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675, the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 5101-5127, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, and any analogous state laws, as any of the above may be amended from time to time and the regulations promulgated pursuant to each of the foregoing.

2.27    ERISA. The Company, the Subsidiaries and each “employee benefit plan” as defined under the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) established or maintained by the Company, the Subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any such employee benefit plan; neither the Company nor its Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Section 412, 4971, 4975 or 4980(B) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); each “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification; and no “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any material “amount of unfunded benefit liabilities” (as defined under ERISA). For purposes of this Agreement, the term “ERISA Affiliate” means, with respect to the Company and any of its Subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or any of its Subsidiaries is a member.

2.28    Insurance. Each of the Company and its Subsidiaries maintains and will continue to maintain insurance (issued by insurers of recognized financial responsibility) of the types, against such losses and in the amounts, with such insurers and subject to deductibles and exclusions as are customary in the Company’s and its Subsidiaries’ industry and otherwise reasonably prudent, including, without limitation, insurance covering all real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect. Neither the Company nor any Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

2.29    Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes), if applicable, which are required to be paid in connection with the sale and transfer of the Shares to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

2.30    Taxes. Each of the Company and its Subsidiaries has filed on a timely basis all material federal, state, local and foreign income and franchise tax returns required to be filed by it through the date hereof or had properly requested extension thereof and has paid all material taxes shown as due thereon, and any related material assessments, fines or penalties. Each of the Company and its Subsidiaries has made reasonably adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2.3 above in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company and its Subsidiaries has not been finally determined. The Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it or any of its Subsidiaries.

2.31    Taxable Mortgage Pool. Neither the Company, any of its Subsidiaries nor any of their assets will be treated as a taxable mortgage pool. Neither the Company nor any of its Subsidiaries shall hold any residual interest in a real estate mortgage investment conduit.

2.32    REIT Status. The Company elected to be taxed as a real estate investment trust (a “REIT”) under the Code commencing with its taxable year ended December 31, 2004; commencing with the Company’s taxable year ended December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its current and proposed ownership and operations will allow the Company to continue to satisfy the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2008 and in the future.

2.33    Price of Common Stock. Neither the Company nor any of its officers, directors, affiliates or, to the Company’s knowledge, its agents has taken, or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

2.34    Finder’s Fees. The Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated by the Operative Agreements, except with respect to the Placement Agent. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 2.34 under an agreement to which the Company is a party or otherwise aware of that may be due in connection with the transactions contemplated by this Agreement.

2.35    Non-Public Information. The Company has not disclosed to the Placement Agent or any of the Purchasers, whether in the Private Placement Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date, other than the transactions contemplated by this Agreement. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transaction in securities of the Company.

2.36    Investment and Risk-Adjusted Capital Guidelines. The Company is, and at all times has been, in material compliance with its investment and risk-adjusted capital guidelines.

2.37    Related Party Transactions. Other than this Offering, no transaction has occurred and no relationship, direct or indirect, exists between or among the Company, any of its Subsidiaries and its or their affiliates, officers, directors, stockholders, customers or suppliers or any affiliate or affiliates of any such officer, director, stockholder, customer or supplier that is required to have been described under applicable securities laws in its SEC Filings and is not so described in such filings.

2.38    Insider Loans. There are no outstanding loans or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, directors or managers of the Company or any of its Subsidiaries or any of the members of the families of any of them.

2.39    Director Independence. Each director of the Company which is designated as “Independent” in the SEC Filings satisfies the requirements for independence under the Sarbanes-Oxley Act and the rules of the NASDAQ Stock Market; and a majority of the Company’s directors are so “Independent”.

2.40    Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and/or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its SEC Filings and is not so disclosed or that has or otherwise would reasonably be expected to have a Material Adverse Effect.

2.41    Governmental Permits, Etc. Each of the Company and its Subsidiaries has all franchises, licenses, certificates, consents, accreditations, certifications, approvals and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its Subsidiaries as currently conducted (“Governmental Permits”), except where the failure to have such Governmental Permits would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries are in violation of or has default on any Governmental Permit or received any notice of proceedings relating to the revocation or modification of any Governmental Permit which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

2.42    Offering. Subject to the accuracy of the Purchasers’ representations in Section 3 of this Agreement, the offer, sale and issuance of the Shares to the Purchasers at the Closing, in conformity with the terms of this Agreement, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the qualification or registration requirements of all applicable state securities laws.

2.43    Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Shares hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.

2.44    Controls and Procedures. The Company has implemented controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and is accumulated and communicated to the Company’s management, including its co-chief executive officers and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure; the Company makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; and the Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurance that (i) transactions involving the Company or any of its Subsidiaries are executed in accordance with management’s general or specific authorizations; (ii) transactions involving the Company or any of its Subsidiaries are recorded as necessary to permit preparation of financial statements in conformity with GAAP as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.45    General Solicitation. Neither the Company, nor any affiliate of the Company, nor any other person or entity authorized by the Company to act on its behalf, including, without limitation, the Placement Agent, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Shares. The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

2.46    No Integrated Offering. Neither the Company, nor any affiliate of the Company, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act which would cause Regulation D or any other applicable exemption from registration under the Securities Act to be unavailable, or would cause any applicable state securities laws exemptions or any applicable stockholder approval provisions exemptions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated to be unavailable, nor will the Company take any action or steps that would cause the offering or issuance of the Shares to be integrated with other offerings.

2.47    Purchaser Representations. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

2.48    Acknowledgment Regarding Purchasers’ Purchase of Purchased Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Purchased Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.49    U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Shares remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon any Purchaser's request.

SECTION 3. Purchaser’s Representations and Warranties. Each Purchaser represents and warrants to the Company with respect to only itself that as of the Effective Date and the Closing:

3.1       Information. Such Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems necessary and relevant, including the Private Placement Memorandum and SEC Filings, in making an informed decision to purchase the Shares. Such Purchaser further represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of Shares and the business, properties, prospects and financial condition of the Company. Such Purchaser understands that its investment in the Shares involves a significant degree of risk. Such Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares for an indefinite period of time. The Purchaser acknowledges that the Placement Agent has made no representations or warranties regarding the Company.

3.2       Investment Purpose. Such Purchaser is acquiring the number of Shares set forth opposite its name on the Schedule of Purchasers attached hereto as Schedule A in the ordinary course of its business and for its own account for investment purposes only and with no present intention of distributing any of such Shares, and no arrangement or understanding exists with any other persons regarding the distribution of such Shares; provided, however, that in making such representation, such Purchaser reserves the right to sell, transfer or otherwise dispose of the Shares at any time subject to and in accordance with (i) the provisions of this Agreement and (ii) the Federal and state securities laws applicable to such sale, transfer or disposition.

3.3      Accuracy of Information Provided. Such Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached as Appendix I to the Registration Rights Agreement, for use in preparation of the Registration Statement, and the information in such Registration Statement Questionnaire is true, correct and complete as of the Effective Date and will be true, correct and complete as of the effective date of the Registration Statement (provided that, if necessary to make the statement accurate, such Purchaser shall be entitled to update such information prior to the effective date of the Registration Statement).

3.4      Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

3.5      Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and applicable state securities laws and that the Company is relying upon the truth, accuracy and completeness of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

3.6      Offering Materials. Such Purchaser hereby acknowledges and agrees that it is prohibited from reproducing or distributing the Private Placement Memorandum, the Operative Agreements or any other offering materials, in whole or in part, or divulging or discussing any of their contents, except for use internally and by its legal counsel, except as required by law or legal process or except to the extent such information is made publicly available other than as a result of a breach by such Purchaser (or any of its affiliates or their representatives) of its confidentiality obligations hereunder. Further, such Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential until such time as the Company makes a public announcement of the sale of Shares. Such Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering.

3.7      No Governmental Review. Such Purchaser understands that no United States federal or state agency or other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

3.8      Transfer or Resale.

(a) Such Purchaser understands that the Shares have not been registered under the Securities Act or any state securities laws, and such Purchaser agrees that it will not, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition;” and the term “Dispose” shall have the correlative meaning) the Shares, unless (a) the Shares are registered under the Securities Act, (b) such Purchaser shall have delivered to the Company an opinion of counsel in form and substance reasonably acceptable to the Company, to the effect that, in connection with such Disposition, registration is not required under the Securities Act or any applicable state securities law due to the applicability of an exemption therefrom, or (c) such Shares have been Disposed of in accordance with Rule 144 under the Securities Act or any successor provision. In that connection, such Purchaser is aware of Rule 144 under the Securities Act and the restrictions imposed thereby. Such Purchaser acknowledges and agrees that no sales of the Shares may be made under the Registration Statement and that the Shares are not transferable on the books of the Company pursuant to a sale made under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Appendix II hereto; (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws, and (B) the requirement of delivering a current prospectus, if applicable, has been satisfied.

(b)      Such Purchaser that is located outside the United States acknowledges that, to its knowledge, no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Such Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares.

(c)       Such Purchaser hereby covenants with the Company not to make any Disposition of the Shares without complying with the provisions of the Operative Agreements, and, if then applicable, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and such Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their Disposition except in accordance therewith. Such Purchaser acknowledges that there may occasionally be times when the Company in accordance with the terms of the Registration Rights Agreement, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement (as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, the “Prospectus”), until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission or until the Company has amended or supplemented such Prospectus or until the expiration of the time period permitted under the Registration Rights Agreement.

3.9      Legends. Such Purchaser understands that the Shares may bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

Securities Law Legend

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or under the securities laws of any other jurisdiction. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, unless sold pursuant to Rule 144 under the Act or another available exemption from registration under the Act.”

Ownership Limitation Legend

“Such Purchaser understands that the certificates representing the Shares will include the following legend. “The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer. Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation’s Common Stock in excess of nine and nine-tenths percent (9.9%) in value or in number of shares, whichever is more restrictive, of the aggregate of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of nine and nine-tenths percent (9.9%) in value of the aggregate of the outstanding shares of Capital Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own shares of Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Internal Revenue Code of 1986, as amended (the “Code”); (iv) no Person may Transfer shares of Capital Stock that would result in the Capital Stock of the Corporation being beneficially owned by less than one hundred (100) Persons (determined without reference to any rules of attribution) and (v) no Disqualified Organization shall Beneficially Own any shares of Capital Stock, and no Person shall Transfer shares of Capital Stock to the extent that such Transfer would result in shares of Capital Stock being Beneficially Owned by a Disqualified Organization. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.”

The securities law legend above shall be removed by the Company from any certificate evidencing the Shares if a registration statement under the Securities Act is at that time in effect with respect to the legended security or the Company is provided with documentation reasonably satisfactory to the Company and its counsel that such security can be freely transferred in a public sale without such a registration statement being in effect.

If the Company shall fail for any reason or for no reason to issue to the Purchaser unlegended certificates or issue such Shares to such Purchaser by electronic delivery at the applicable balance account at the Depository Trust Company within three (3) business days after the receipt of documents necessary for the removal of the legend set forth in this Section 3.9 above (the “Removal Date”), then in addition to all other remedies available to the Purchaser, if on or after the Business Day immediately following such three (3) business day period, the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of such Shares that the Purchaser anticipated receiving without legend from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Purchaser’s request and in the Purchaser’s discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such unlegended Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser such unlegended Shares as provided above and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Removal Date. For the purpose of this Agreement, “Closing Bid Price” means, for any security as of any date, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (“Bloomberg”), or if the foregoing does not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

3.10    Residency. Such Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

3.11    Authorization; Enforcement; Validity. Such Purchaser has the power, authority and capacity to enter into the Operative Agreements and to consummate the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of the Operative Agreements. Upon the execution and delivery of the Operative Agreements, and assuming the valid execution thereof by the Company, the Operative Agreements shall constitute valid and binding obligations of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as agreements by such Purchaser to indemnify others may be violative of public policy and, thus, unenforceable.

3.12    No Conflicts. The execution and performance of the Operative Agreements do not conflict with any agreement to which such Purchaser is a party or is bound, any court order or judgment affecting such Purchaser, or the constituent documents of such Purchaser, except for such conflicts as would not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement.

3.13    No Intent to Effect a Change of Control. Such Purchaser has no present intent to acquire or hold the securities with a purpose or effect of changing or influencing control of the Company, as such phrase is understood in Regulation 13D under the Exchange Act.

3.14    No Adverse Litigation. Such Purchaser is not a party to any litigation against the Company.

3.15    No Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted its own legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely on such representations and warranties.

3.16    No Finder’s Fees. Such Purchaser has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated.

3.17    No General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.18    Prohibited Transactions.

(i)        During the period beginning from the time such Purchaser was initially contacted about the issue and sale of the Shares to the date hereof, neither such Purchaser nor any affiliate of such Purchaser, foreign or domestic, has, directly or indirectly, effected or agreed to effect any “short sale” (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, borrowed any shares of Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Company’ securities (each, a “Prohibited Transaction”).

(ii)       Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the date the Registration Statement is declared effective by the Commission, and (iii) 180 days from the Closing Date such Purchaser shall not, and shall cause its Affiliates not to engage directly or indirectly, in any Prohibited Transaction.

SECTION 4. Covenants.

4.1      Obligations. Each party shall timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

4.2      Securities Laws Disclosure. On or before 8:30 a.m., eastern time, on the second business day following the date of this Agreement, the Company shall file a Current Report on Form 8-K with the Commission (i) describing the terms of the transactions contemplated by the Operative Agreements and including this Agreement and the Registration Rights Agreement as exhibits to such Current Report on Form 8-K and (ii) describing any material non-public information set forth in the Private Placement Memorandum. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of such Form 8-K with the Commission without the consent of such Purchaser.

4.3      Use of Proceeds. The Company shall use the proceeds from the sale of the Shares as described under “Use of Proceeds” in the Private Placement Memorandum.

4.4      Registration Priority. The Company shall not file a registration statement to register any shares of Common Stock (other than the Shares purchased pursuant to this Agreement) or any Preferred Stock or other securities convertible into Common Stock prior to the effectiveness of the Registration Statement unless the Purchasers are provided an opportunity to have all of the Shares included in such registration statement.

4.5      Lock-Up. Until the later of 120 days from the Closing Date or 90 days after the effective date of a registration statement covering the resale of the Shares, the Company shall not, without the prior written consent of the holders of at least a majority of the shares constituting Registrable Securities (as defined in the Registration Rights Agreement), at the time outstanding, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock, Series A Preferred Stock or other security of the Company or any of its subsidiaries or any security convertible into or exercisable or exchangeable for Common Stock or other securities of the Company or any of its subsidiaries or file any registration statement under the Securities Act (other than a Registration Statement on Form S-8 or permitted to be filed under the Registration Rights Agreement) with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to issuances of equity incentive awards pursuant to the Company’s 2005 Stock Incentive Plan and 2004 Stock Incentive Plan or any issuances of Common Stock as a result of the conversion of or redemption of the Series A Preferred Stock pursuant to its terms.

4.6      Significant Shareholder Lock-Up Agreement. The Company agrees to undertake commercially reasonable best efforts to cause Steve B. Schnall to execute a lock-up agreement, substantially in the form of Exhibit C (except that such lock-up shall commence on the Closing Date and expire on May 30, 2008), and to deliver such executed lock-up agreement to the Placement Agent no later than the Closing Date.

4.7      Blue Sky Law. The Company agrees to make commercially reasonable best efforts to qualify the Shares under the state securities or blue sky laws of any jurisdiction in which such qualification may be required in connection with the sale and distribution of the Shares.

SECTION 5. Conditions to the Company’s Obligation to Close. The obligation of the Company to issue and sell the Shares to each respective Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such Purchaser with prior written notice thereof:

5.1      Operative Agreements. Such Purchaser shall have executed each of the Operative Agreements to which it is a party and delivered the same to the Company.

5.2      Payment of Purchase Price. The Company shall have received from such Purchaser the full amount of the purchase price for the Shares being purchased by such Purchaser at the Closing, by wire transfer of immediately available funds pursuant to the wire transfer instructions attached hereto as Schedule B.

5.3      No Injunctions or Restraints. No litigation properly filed and served on the Company by a governmental authority with competent jurisdiction over the Company shall be pending which seeks to enjoin or prohibit the Company from consummating the transactions contemplated by the Operative Agreements, and no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction over the Company shall be in effect which seeks to enjoin or prohibit the Company from consummating the transactions contemplated by the Operative Agreements.

5.4      Representations and Warranties; Covenants. The representations and warranties of such Purchaser shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true, correct and complete as of such date), and such Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Operative Agreements to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

SECTION 6. Conditions to each Purchaser’s Obligation to Close. The obligation of each Purchaser hereunder to purchase the Shares from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1      Operative Agreements. The Company shall have executed each of the Operative Agreements to which it is a party and delivered the same to such Purchaser.

6.2      Delivery of Shares. The Company shall have executed and delivered to such Purchaser one or more certificates representing the Shares being purchased by such Purchaser at the Closing as set forth on the Schedule of Purchasers attached hereto as Schedule A.

6.3      Opinion of Counsel. The Company shall have delivered to the Placement Agent the opinion of Hunton & Williams LLP, legal counsel of the Company, dated as of the Closing Date, in the form of Exhibit B attached hereto. Such opinion also shall state that each of the Purchasers may rely thereon as though it were addressed to such Purchaser.

6.4      Lock-Up Agreement. On the Effective Date, the Company shall have delivered to the Placement Agent an agreement in the form of Exhibit C (the “Lock-up Agreement”) attached hereto from each officer and director of the Company. Such agreement shall be in full force and effect on the Closing Date.

6.5      “Comfort” Letter. At the Closing, the Company shall have delivered to the Placement Agent letters from Deloitte & Touche LLP dated, respectively, as of the Effective Date and the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, relating to the financial statements, including any pro forma financial statements, of the Company, and such other matters customarily covered by comfort letters issued in connection with registered public offerings. Such letters also shall state that each of the Purchasers may rely thereon as though it were addressed to such Purchaser.

6.6      No Injunctions or Restraints. No litigation properly filed and served on the Company by a governmental authority with competent jurisdiction over the Company shall be pending which seeks to enjoin or prohibit the Company from consummating the transactions contemplated by the Operative Agreements, and no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction over the Company shall be in effect which seeks to enjoin or prohibit the Company from consummating the transactions contemplated by the Operative Agreements.

6.7      Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at the Closing Date, and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Operative Agreements to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect.

6.8      Material Adverse Change. Subsequent to the respective dates as of which information is given in the SEC Filings, there has been no (i) change, event, circumstance or development that could reasonably be expected to have a Material Adverse Effect (whether or not arising in the ordinary course of business), (ii) transaction which is material to the Company and its Subsidiaries, considered as one enterprise, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries, considered as one enterprise, incurred by the Company and the Subsidiaries, considered as one enterprise, (iv) any change in the capital stock or material change in outstanding indebtedness of the Company and its Subsidiaries, considered as one enterprise, considered as one enterprise, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its Subsidiaries, or any loss or damage (whether or not insured) to the property of the Company or Subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect.

6.9      Good Standing Certificate. The Company shall have delivered to the Purchasers a certificate of the State Department of Assessments and Taxation of the State of Maryland, dated as of a date within ten days of the date of the Closing, with respect to the good standing of the Company.

6.10    Secretary’s Certificate. The Company shall have delivered to the Purchasers a certificate of the Company executed by the Company’s Secretary attaching and certifying to the truth and correctness of (i) the Company’s Charter, (ii) the Company’s bylaws and (iii) the resolutions adopted by the Company’s Board of Directors in connection with the transactions contemplated by this Agreement.

6.11    Other Actions. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Purchasers in connection with the transactions contemplated hereby.

SECTION 7. Miscellaneous Provisions.

7.1      Survival of Representations and Warranties. A Purchaser’s election to purchase the Shares being purchased by such Purchaser based upon the statements in the certificate described in Section 6.7 of this Agreement shall not be construed as a waiver of such Purchaser’s right to remedies for the inaccuracy of the representations and warranties made by the Company in this Agreement and in such certificate. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Purchasers herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment in exchange therefor.

7.2      Placement Agent. The Purchasers acknowledge that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchasers. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Placement Agent is not an agent of, and is not entitled to make any representations to the Purchasers or execute any documents on behalf of, the Company, and the Purchasers acknowledge that the Placement Agent is not authorized to bind the Company in any way.

7.3      Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) two (2) business days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                                            (a)  if to the Company, to:

New York Mortgage Trust, Inc.
1301 Avenue of the Americas, 7th Floor
New York, New York 10019
Facsimile: 212-655-6269
Attention: President

with a copy to:

Hunton & Williams LLP
951 East Byrd Street
Richmond, Virginia 23219
Facsimile: 804-788-8218
Attention: Daniel M. LeBey, Esq.

                                            (b)  if to the Placement Agent, to:

JMP Securities LLC
600 Montgomery Street, 11th Floor
San Francisco, California 94108
Facsimile:  (415) 835-8910
Attention:  Jon Dever
cc:  Janet L. Tarkoff, Esq.

with a copy to:

O’Melveny & Myers LLP
Embarcadero Center West
275 Battery Street, Suite 2600
San Francisco, California 94111
Facsimile: (415) 984-8701
Attention: Peter T. Healy, Esq.

                                            (c)  if to a Purchaser, at its address as set forth on the Stock Certificate Questionnaire completed by such Purchaser, or at such other address or addresses as may have been furnished to the Company in writing.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

7.4      Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.5      Expenses. Except as provided elsewhere in the Operative Agreements, each party shall bear their respective costs and expenses associated with the negotiation, execution, delivery and performance of the Operative Agreements.

7.6      Indemnity. The Company shall indemnify, defend and hold harmless each of the Purchasers and its agents, shareholders, partners, members, officers, directors, representatives and affiliates (each an “Purchaser Indemnitee” and collectively, the “Purchaser Indemnitees”) from and against any and all losses, damages, liabilities, claims and expenses, including reasonable attorneys’ fees, sustained by any Purchaser Indemnitee resulting from, arising out of, or connected with any material inaccuracy in, breach of, or non-fulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the exhibits and schedules hereto) or in any document delivered in connection herewith.

7.7      Amendments and Waivers. This Agreement may not be modified or amended or the observance of any term of this Agreement may not be waived except pursuant to an instrument in writing signed by the Company and each Purchaser. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered to all of the Purchasers.

7.8      Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

7.9      Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.10    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions.

7.11    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

7.12    Entire Agreement. This Agreement, the Registration Rights Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Purchasers makes any representation, warranty, covenant or undertaking with respect to such matters.

7.13    Third Party Beneficiaries. The Placement Agent shall be a third party beneficiary of this Agreement.

7.14    Publicity. The Company shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated by the Operative Agreements. The Company shall not publicly disclose the name of any Purchaser or any of its affiliates or investment advisers without the prior written consent of such Purchaser; provided, however, that the Company shall have the right to disclose such information without such Purchaser’s consent in the event that such disclosure is required by any Operative Agreement, judicial or administrative action, law (including, without limitation, the Securities Act and the Exchange Act), any exchange on which securities of the Company are listed and regulations or as otherwise deemed advisable by counsel to the Company.

7.15    Termination. In the event that the Closing shall not have occurred with respect to a Purchaser on or before five (5) business days from the Effective Date due to the Company’s or such Purchaser’s failure to satisfy the conditions set forth in Sections 5 and 6 of this Agreement (and the non-breaching party’s failure to waive such unsatisfied conditions), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any non-breaching party to any other party.

7.16    Assignment. The terms and conditions to this Agreement shall inure to the benefit of the parties hereto and their respective permitted successors, heirs, assignees and legal representatives. This Agreement and the rights and obligations of the respective Purchasers hereunder may not be assigned without the prior written consent of the Company; provided, however, that no such consent shall be required for any assignment to (i) a direct or indirect majority-owned subsidiary of such Purchaser or other entity controlled or managed by the Purchaser, (ii) to any entity for which such Purchaser or an affiliate of the Purchaser is a general partner or managing member or (iii) to any entity that shares a common discretionary investment advisor with such Purchaser. The Company may not assign its rights hereunder without the prior written consent of the Purchasers. In no event will a sale by any Purchaser of all or substantially all of its capital stock or assets, or a merger, consolidation, share exchange or other business combination transaction involving any such Purchaser constitute an assignment for purposes of this Section 7.16.

[Remainder Of This Page Has Been Intentionally Left Blank]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

“COMPANY”
NEW YORK MORTGAGE TRUST, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO PURCHASE AGREEMENT]

Exhibit 10.1

“PURCHASER”

 Name of Purchaser:________________________________

Name of Individual
 Representing Purchaser: __________________________

Title: __________________________________

Signature: _______________________________

Number of Shares:

___________________________________________

Address: _______________________________

              _______________________________

        _______________________________

Telephone: _____________________________

Facsimile: _____________________________

[SIGNATURE PAGE TO PURCHASE AGREEMENT]

Exhibit 10.1
SUMMARY INSTRUCTION SHEET FOR THE PURCHASER

(to be read in conjunction with the entire
Purchase Agreement and the Registration Rights Agreement)

A.    Complete the following items on both Operative Agreements:

1.         Page S-2 - Signature:

(i)        Name of Purchaser

(ii)       Name of Individual representing Purchaser (if an Institution)

(iii)      Title of Individual representing Purchaser (if an Institution)

(iv)     Signature of Individual Purchaser or Individual representing Purchaser

                                (v)       Address, telephone and facsimile of Purchaser

2.         Appendix I - Stock Certificate Questionnaire (attached to the Purchase Agreement); Registration Statement Questionnaire (attached to the Registration Rights Agreement):

Provide the information requested by the Stock Certificate Questionnaire and Registration Statement Questionnaire.

3.         Return BOTH properly completed and signed Operative Agreements (i.e., the Purchase Agreement and the Registration Rights Agreement) including the properly completed Appendix I (initially by facsimile with hard copy by overnight delivery) to:

JMP Securities LLC
600 Montgomery Street, Suite 1100
San Francisco, California 94111
Facsimile:  (415) 835-8920
Attention:  Mr. Brian Markworth

B.         Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C.        Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)        must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii)       must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

Exhibit 10.1

APPENDIX I

NEW YORK MORTGAGE TRUST, INC.

STOCK CERTIFICATE QUESTIONNAIRE

The undersigned purchaser requests that its stock certificate be issued in the name of the person(s) indicated below:

Name: ___________________________________
Address: _________________________________ _________________________________ _________________________________

Social Security or other Taxpayer Identification Number: _______________________

Date: ____________________________________

Name of Purchaser: _________________________

Name of Individual
Representing Purchaser: _____________________

Title: ____________________________________

Signature: ________________________________

Appendix I - 1

Exhibit 10.1

APPENDIX II

NEW YORK MORTGAGE TRUST, INC.

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

Attention:         New York Mortgage Trust, Inc.
   Chief Financial Officer

The undersigned, [an officer of, or other person duly authorized by] ____________________________________________________________________ [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold [fill in number] shares on __________________.

Print or Type:

Name of Purchaser:_____________________________________

Name of Individual
Representing Purchaser: _________________________________

Title: _______________________________________________

Signature: ___________________________________________

Exhibit C - 1